                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                           ________________________

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)     OCTOBER 15,  1997


       The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of August 31, 1997 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.


                     The Money Store, Inc.
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



       New Jersey          333-20817           Applied For

       State or other      (Commission         (IRS Employer
       jurisdiction of     File Number)        ID Number)
       incorporation)


       2840  Morris  Avenue,  Union,  New  Jersey               7083
       --------------------------------------------------------------
       (Address of principal executive officer)


       Registrant's Telephone Number,
       including area code:                         908-686-2000
                                                    -----------------


                                    n/a
       --------------------------------------------------------------
       (Former name or former address, if changed since last report)

       Item 5          Other Events
                       ----------------------------------------------


     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the October 15, 1997 Remittance Date.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      THE MONEY STORE INC.
                                      THE MONEY STORE INVESTMENT CORPORATION
                                      THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                      THE MONEY STORE OF NEW YORK INC.



                                      By: \S\ Harry Puglisi
                                      ------------------------------------------
                                        Name: Harry Puglisi
                                        Title: Treasurer


Dated: October 31, 1997

                            SERVICER'S CERTIFICATE

 IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1997, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-1 FOR THE OCTOBER 09, 1997
 DETERMINATION DATE                                                SERIES 1997-1

1.  AVAILABLE FUNDS                                                         $2,486,815.19

2.  (A)  ORIGINAL CLASS A CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                 130,200,000.00

    (B)  ORIGINAL CLASS B CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                   9,800,000.00

    (C)  ORIGINAL POOL PRINCIPAL BALANCE
          AS REPORTED IN THE PRIOR MONTH                                   124,075,084.21

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD
    (A)   NUMBER OF ACCOUNTS                                                            0

    (B)   DOLLARS                                                                    0.00


4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                              48,266.11


5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                                   292,030.69

6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
    FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
    PAYABLE TO REGISTERED HOLDERS                                            1,872,313.38

7.  (A)   AMOUNT OF MONTHLY ADVANCE                                                  0.00

    (B)   AMOUNT OF COMPENSATING INTEREST                                        2,535.96

8.  DELINQUENCY AND FORECLOSURE INFORMATION
               (SEE  EXHIBIT  K)

9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
    REALIZED LOSSES ON A LIQUIDATED LOAN                                                            0.00


10.  (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
          (i)    ACCRUED INTEREST                               678,125.10
          (ii)   SHORTFALL, IF ANY, ON A PRECEDING
                 REMITTANCE DATE PLUS INTEREST                        0.00
          (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT
                 ADJUSTMENT                                        (955.96)
     ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                            677,169.14
                                                                                              5.20099186
     (B)  CLASS B INTEREST DISTRIBUTION AMOUNT:
          (i)    ACCRUED INTEREST                                54,961.80
          (ii)   SHORTFALL, IF ANY, ON A PRECEDING
                 REMITTANCE DATE PLUS INTEREST                        0.00
          (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT
                 ADJUSTMENT                                         (77.60)
     ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                             54,884.20
                                                                                              5.60042857
     (C)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
          (i)    UNGUARANTEED PERCENTAGE OF PAYMENTS
                 AND OTHER RECOVERIES OF PRINCIPAL              316,476.02
          (ii)   PRINCIPAL PORTION OF THE UNGUARANTEED
                 INTEREST PURCHASED FOR BREACH OF
                 WARRANTY AND RECEIVED BY THE TRUSTEE                 0.00
          (iii)  SUBSTITUTION  ADJUSTMENTS                            0.00
          (iv)   UNGUARANTEED PERCENTAGE OF
                 LOSSES THAT WERE LIQUIDATED                          0.00
          (v)    UNGUARANTEED PERCENTAGE OF SBA LOAN
                 DELINQUENT 24 MONTHS OR
                 UNCOLLECTIBLE                                        0.00
          (vi)   AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT             0.00
          (vii)  RECALCULATED PRINCIPAL ADJUSTMENT             (132,531.99)
     TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                              183,944.03
                                                                                              1.41278057
     (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
          (i)    UNGUARANTEED PERCENTAGE OF PAYMENTS
                 AND OTHER RECOVERIES OF PRINCIPAL               23,820.78
          (ii)   PRINCIPAL PORTION OF THE UNGUARANTEED
                 INTEREST PURCHASED FOR BREACH OF
                 WARRANTY AND RECEIVED BY THE TRUSTEE                 0.00
          (iii)  SUBSTITUTION  ADJUSTMENTS                            0.00
          (iv)   UNGUARANTEED PERCENTAGE OF
                 LOSSES THAT WERE LIQUIDATED                          0.00
          (v)    UNGUARANTEED PERCENTAGE OF SBA LOAN
                 DELINQUENT 24 MONTHS OR
                 UNCOLLECTIBLE                                        0.00
          (vi)   AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT             0.00
          (vii)  RECALCULATED PRINCIPAL ADJUSTMENT               (9,975.53)
     TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                               13,845.25
                                                                                              1.41278061

11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
          IN CASH AND FROM LIQUIDATION OF
          PERMITTED  INSTRUMENTS                                         620,375.42

     (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                               0.00

12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                                     130,016,055.97
                                                                       998.58721943
     (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                                       9,786,154.75
                                                                       998.58721939
     (C)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                          123,877,294.93
                                                                       884.83782093

13.  (A)  EXCESS SPREAD                                                  760,104.15

     (B)  EXTRA INTEREST                                                 396,668.10

     (C)  SPREAD ACCOUNT BALANCE                                         620,375.42

     (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                         4,335,705.32

14.  (A)  WEIGHTED AVERAGE MATURITY                                         223.615

     (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                            10.569%

15.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                       139,080.00

     (B)  PREMIUM PROTECTION FEE FOR THE RELATED
          DUE PERIOD                                                     147,971.08

     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
          ACCOUNT                                                          6,203.75

16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION 5.04 (b)                                                     0.00

     (B)  SECTION 5.04 (c)                                                     0.00

     (C)  SECTION 5.04 (d)(ii)                                                 0.00

     (D)  SECTION 5.04 (e)                                                     0.00

     (E)  SECTION 5.04 (f)                                                     0.00

17.  (A)  CLASS A REMITTANCE RATE                                             6.250%

     (B)  CLASS B REMITTANCE RATE                                             6.730%

18.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
          LOANS PURCHASED DURING THE PRIOR DUE PERIOD                                    0.00

     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
          SUCH DUE PERIOD                                                       15,924,915.79


19.  OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated August 31, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Servicer's Certificate.



THE MONEY STORE INVESTMENT CORPORATION


          By: /s/ Harry Puglisi
          ---------------------
            HARRY PUGLISI
             TREASURER